Exhibit 4.3

(SEE REVERSE SIDE FOR LEGEND)

NUMBER

W

WARRANTS

CUSIP 378981 11 2

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. EASTERN TIME, , 2011 OR UPON EARLIER REDEMPTION

GLOBAL BPO SERVICES CORP.

WARRANT

This certifies that, for value received

Dated:

COUNTERSIGNED

CONTINENTAL STOCK TRANSFER & TRUST COMPANY (Jersey City, N.J.)

AS WARRANT AGENT

BY:

AUTHORIZED SIGNATURE

Global BPO Services Corp.

Corporate Seal 2007

DELAWARE

SIGNATURE TO COME

CHIEF EXECUTIVE OFFICER

SIGNATURE TO COME

SECRETARY

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to the Registered Holder at the address stated below:

Dated:

(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, hereby sells, assigns, and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:

(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE OR THE NEW YORK STOCK EXCHANGE.